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                                   FIRST AMENDMENT
                                          TO
                                   CREDIT AGREEMENT

   This First Amendment is made this 28th day of February, 1997, by and between ULTIMATE ELECTRONICS, INC., a Delaware corporation (the "Borrower"), NORWEST BANK COLORADO, NATIONAL ASSOCIATION (the "Lender") and NORWEST BUSINESS CREDIT, INC, a Minnesota corporation, as administrative agent for the Lender (the "Administrative Agent").

                                       RECITALS

   The Borrower, the Lender and the Administrative Agent entered into a Credit Agreement dated as of November 21, 1996 (the "Credit Agreement").

   The Borrower has requested that the Lender change certain affirmative covenants in the Credit Agreement and the Lender is willing to do so on the terms and subject to the conditions set forth herein.

   NOW THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

   1. Section 6.7 of the Credit Agreement is hereby amended by amending subsection (d) thereof to read in its entirety as follows:

   "(d) MONTHLY ACCOUNTS PAYABLE AGING. Within thirty (30) days after the end of each fiscal year, deliver to the Administrative Agent a copy of a summary for the Borrower's internally prepared monthly accounts payable aging for the applicable month and such additional information as the Administrative Agent may reasonably request from time to time, provided, however, that if excess Borrowing Base availability is less than or equal to $2,500,000, the Borrower shall deliver a complete copy of the Borrower's internally prepared monthly accounts payable aging."

   2. Section 6.7 of the Credit Agreement is hereby further amended by amending subsection (e) thereof to read in its entirety as follows:

   "(e) BORROWING BASE CERTIFICATE. Within thirty (30) days after the end of each fiscal month, deliver to the Administrative Agent a Borrowing Base Certificate and an Inventory Report (with such supporting schedules as the Administrative Agent may request) signed by the chief financial officer or other officer of the Borrower satisfactory to the Administrative Agent, provided, however, that if excess Borrowing Base availability is less than or equal to $2,500,000, the Borrower shall deliver the Borrowing Base Certificate to


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   the Administrative Agent on a weekly basis. Notwithstanding the foregoing, the Borrower shall deliver a Borrowing Base Certificate more frequently than otherwise provided herein at the request of the Administrative Agent."

   3. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                                    ULTIMATE ELECTRONICS, INC.


                                    By:  /s/ Alan E. Kessock
                                        ---------------------------------
                                    Its: Vice President
                                        ---------------------------------


                                    NORWEST BANK COLORADO, NATIONAL
                                    ASSOCIATION


                                    By:  /s/ Karen Hardy
                                        ---------------------------------
                                    Its: Vice President
                                        ---------------------------------


                                    NORWEST BUSINESS CREDIT, INC.


                                    By:  /s/ Pamela Klempel
                                        ---------------------------------
                                    Its: Assistant Vice President
                                        ---------------------------------





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